UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2023

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrants Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of 3D Systems Corporation (the “Company”), with the assistance of management, issued a Request for Proposal (“RFP”) regarding the Company’s engagement of an independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2024 (the “2024 Audit”). Thereafter, the Audit Committee conducted a comprehensive, competitive RFP process. The Audit Committee invited several firms to participate in this RFP process.

(a) Previous Independent Registered Public Accounting Firm

On December 4, 2023, the Audit Committee dismissed BDO USA, P.C. (“BDO”), which is currently serving as the Company’s independent registered public accounting firm, effective upon completion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2023 and the issuance of its reports thereon (the “2023 Audit”).

The audit reports of BDO on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period from January 1, 2023 through December 4, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such fiscal years.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period from January 1, 2023 through December 4, 2023, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), other than the two material weaknesses in the Company’s internal control over financial reporting that were initially disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These material weaknesses involved a failure to design or maintain effective controls in response to the risks of material misstatement, including designing and maintaining formal accounting policies, procedures, and controls over significant accounts and disclosures to achieve complete, accurate and timely financial accounting, reporting and disclosures, with respect to: (1) revenue, receivables, and deferred revenue, including the input of executed contract terms into the Company’s information systems that perform revenue recognition; and (2) the review of internally prepared reports and analyses utilized in the financial closing process. The Company is currently in the process of remediating the material weaknesses.

The Audit Committee discussed these matters with BDO, and the Company has authorized BDO to respond fully to any inquiries of Deloitte & Touche LLP (“Deloitte”) with respect to these matters.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of this Current Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of BDO’s letter, dated December 5, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On December 4, 2023, the Audit Committee approved the engagement of Deloitte as the Company’s independent registered public accounting firm for the Company’s 2024 Audit, subject to completion of Deloitte’s customary pre-acceptance and independence procedures and the execution of an engagement letter. The change in the Company’s independent registered public accounting firm from BDO to Deloitte will be effective upon the completion of the 2023 Audit.

During the two most recent fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period from January 1, 2023 through December 4, 2023, neither the Company nor anyone on its behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01. Other Events.

On December 6, 2023, the Company entered into separate, privately negotiated transactions with certain holders of the Company’s outstanding 0% Convertible Senior Notes due 2026 (the “Notes”), pursuant to which the Company will repurchase (the “Repurchases”) approximately $135 million aggregate principal amount of the Notes for an aggregate cash repurchase price of approximately $100 million.

The Repurchases are expected to close on or about December 13, 2023, subject to certain closing conditions. The Company intends to cancel the repurchased Notes. Following the closing of the Repurchases, approximately $325 million in aggregate principal amount of the Notes will remain outstanding, with terms unchanged.

The Company issued a press release announcing the Repurchases on December 6, 2023, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from BDO USA, P.C. to the Securities and Exchange Commission dated December 5, 2023.
99.1	Press Release dated December 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: December 6, 2023	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Interim Chief Financial Officer